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                                                                    Exhibit 99.2

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Tollgrade Communications, Inc. (the "Corporation"), hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Dated: August 13, 2002                                 /s/ Samuel C. Knoch
                                                       -------------------------
                                                  Name:  Samuel C. Knoch
                                                  Title: Chief Financial Officer